UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 3, 2011

LIQUIDMETAL TECHNOLOGIES, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-31332 (Commission File Number)	33-0264467 (I.R.S. Employer Identification No.)

30452 Esperanza
Rancho Santa Margarita, California 92688
 (Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (949) 635-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

LIQUIDMETAL TECHNOLOGIES, INC.

FORM 8-K

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 On August 3, 2011, Mr. Scott Gillis was elected to the Board of Directors of Liquidmetal Technologies, Inc. (the “Company”).  Mr. Gillis currently serves as Senior Vice President, Finance, of SunAmerica Financial Group, which specializes in retirement savings and investment products and services.  Mr. Gillis also serves as Senior Vice President and Chief Financial Officer and is on the board of directors of subsidiaries of Sun America Financial Group including Western National Life Insurance Company, Variable Annuity Life Insurance Company, SunAmerica Life Insurance Company, SunAmerica Annuity and Life Insurance Company, and First SunAmerica Life Insurance Company.

Mr. Gillis began his career at SunAmerica as Director of Audit.  From 1989 to 1995 he served as Vice President and Controller of the SunAmerica Life Companies. He was promoted to Senior Vice President and Controller in 1996, elected a director in 2000, and then CFO in 2003.  He was elected Vice President of SunAmerica Inc. in 1998, made Controller in 2000, promoted to Senior Vice President in 2001 and named CFO in 2004.  In 2011, he was named a Senior Vice President of SunAmerica Financial Group.

The Board of Directors believes that Mr. Gillis’ experience and background make him a qualified and valuable member of the Company’s Board of Directors.  In particular, Mr. Gillis’ background working in multi-million dollar companies in the financial industry and experience in the financial sector make him a valuable resource for the Company.  In addition, the Board believes that his extensive experience with financial reporting and financial statements will make him a valuable member of the Board’s Audit Committee.  Mr. Gillis was appointed as the Board’s Audit Committee Chairman and as a member of the Compensation Committee and Governance Committee.  Mr. Gillis will serve as a director appointed by the Company’s common stockholders under the Company’s Certificate of Incorporation.

In connection with Mr. Gillis’ election to the Company’s Board of Directors, Mr. Robert Biehl resigned as a member of the Company’s Board of Directors on August 3, 2011.

Item 7.01.  Regulation FD Disclosure.

The Company has issued a press release, dated August 8, 2011, relating to the appointment of Scott Gillis to the Company’s Board of Directors.  The press release is attached to this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit
Number	Description
99.1	Press release dated August 8, 2011

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

LIQUIDMETAL TECHNOLOGIES, INC.

By:	/s/ Thomas Steipp
Thomas Steipp,
President and Chief Executive Officer

Date:  August 8, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated August 8, 2011